Exhibit 99.3

Security Agreement

As of January 29, 2010, for value received, the undersigned BRIDGEPOINT EDUCATION, INC. (“Parent”), BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (“BEREH”), ASHFORD UNIVERSITY, LLC (“Ashford”), UNIVERSITY OF THE ROCKIES, LLC (“UOR”) and WAYPOINT OUTCOMES, LLC (“Waypoint” and, collectively with Parent, BEREH, Ashford and UOR, each a “Debtor” and collectively, “Debtors”) each pledges, assigns and grants to Comerica Bank (“Bank”), whose address is 39200 Six Mile Road, M/C 7578, Livonia, Michigan 48152, Attn: National Documentation Services, a continuing security interest and lien (any pledge, assignment, security interest or other lien arising hereunder is sometimes referred to herein as a “security interest”) in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all Debtors’ existing and future “Indebtedness,” as that term is defined in the Credit Agreement dated as of the date hereof by and between Debtors and Bank, as the same may be amended, modified, extended, supplemented or restated from time to time (the “Credit Agreement”), and prompt performance by Debtors of each of their obligations, covenants and duties hereunder and under the other Loan Documents.  Debtors agree to pay Bank all Bank Expenses, in accordance with the terms of the Credit Agreement.  This Security Agreement is sometimes referred to herein as this “Agreement.”  Each Debtor further covenants, agrees, represents and warrants as follows:

1.     “Collateral” shall mean, subject to the proviso below, all assets of each Debtor, including all personal property of Debtors including, without limitation, all of the following property any Debtor now or later owns or has an interest in, wherever located:

•      all Accounts Receivable (for purposes of this Agreement, “Accounts Receivable” consists of all accounts, general intangibles, chattel paper (including without limit electronic chattel paper and tangible chattel paper), contract rights, deposit accounts, money, documents (including negotiable documents), instruments (including promissory notes), rights to payment evidenced by chattel paper, documents or instruments, health care insurance receivables, commercial tort claims, letters of credit, letter of credit rights, supporting obligations, and rights to payment for money or funds advanced or sold),

•      all goods, inventory (including all goods held for sale or lease or to be furnished under a contract of sale or service and including returns and repossessions), equipment and fixtures,

•      all of each Debtor’s present and future rights, title and interest in, to and under each Debtor’s securities accounts, and all Debtors’ investment property contained therein, including without limitation all securities and securities entitlements, financial assets, instruments or other property contained in such securities account(s), and all other investment property, financial assets, instruments or other property at any time held or maintained in the securities accounts, together with all investment property, financial assets, instruments or other property at any time substituted therefor or for any part thereof, and all interest, dividends, increases, profits, new investment property, financial assets, instruments or other property and or other increments, distributions or rights of any kind received on account of any of the foregoing, and all other income received in connection therewith and all products or proceeds thereof (with cash or non-cash proceeds).

•      all Software (for purposes of this Agreement “Software” consists of all (i) computer programs and supporting information provided in connection with a transaction relating to the program, and (ii) computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming the owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded),

•      all investment property (including, without limit, securities, securities entitlements, and financial assets),

•      all property identified on attached Schedule A are also included in Collateral;

•      all goods, instruments (including, without limit, promissory notes), documents (including, without limit negotiable documents), policies and certificates of insurance, deposit accounts, and money or other property (except real property which is not a fixture) which are now or later in possession of Bank, or as to which Bank now or later controls possession by documents or otherwise,

•      all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and all cash and non-cash proceeds of or pertaining to the above including, without limit, insurance proceeds and cash or other property which were or are proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by any Debtor; and

•      all of each Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

provided that this Agreement shall not constitute a grant of a security interest in (and the term “Collateral” shall not include any property to the extent (i) any such property is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections

9406 and 9408 of the Code), (ii) the granting of a security interest in such property is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral; provided that in no case shall the definition of “Collateral” exclude any Accounts, proceeds of the disposition of any property, or general intangibles consisting of rights to payment; (iii) which is equipment or a fixed asset which is the subject of a Lien permitted by item (f) of the definition of “Permitted Encumbrances” set forth in the Credit Agreement and for which the terms of related financing documents prohibit the granting of a Lien to Bank; or (iv) the Excluded Accounts (as described below).  As used herein, “Excluded Accounts” means the Zero Balance Accounts (the “ZBAs”) of Ashford and UOR (such accounts have been separately identified and agreed to by Debtors and Bank), provided that the ZBAs shall at all times during the term of this Agreement be subject to daily clearance to one (1) or more operating accounts maintained with Bank.

In the definition of Collateral, a reference to a type of collateral shall not be limited by a separate reference to a more specific or narrower type of that Collateral.

2.     Warranties, Covenants and Agreements.  Each Debtor warrants, covenants and agrees as follows:

2.1     Debtor shall furnish to Bank, in form and at reasonable intervals as Bank may request, any information Bank may reasonably request and allow Bank, at reasonable times and intervals, to examine, inspect, and copy any of Debtor’s books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

2.2     At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that, other than Permitted Encumbrances: (a) the applicable Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank; (b) none of the Collateral is subject to any security interest other than that in favor of Bank; (c) there are no financing statements on file, other than in favor of Bank; and (d) no person, other than Bank, has possession or control (as defined in the UCC) of any Collateral of such nature that perfection of a security interest may be accomplished by control.

2.3     Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than Permitted Encumbrances. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except to the extent permitted under the terms of the Credit Agreement and other Loan Documents. Bank or its representatives may, after giving Debtor reasonable prior notice (unless a Default or an Event of Default has occurred), at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

2.4     Debtor will do all acts and will execute or cause to be executed all writings reasonably requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral, subject only to Permitted Encumbrances. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

2.5     Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except (a) to the extent contested in good faith and bonded in a manner satisfactory to Bank, (b) to the extent that any such lien, charge or encumbrance is a Permitted Encumbrance and (c) to the extent that the failure to pay such taxes, assessments or similar charges could not reasonably be expected to have a Material Adverse Effect. If Debtor fails to pay any of such taxes, assessments, or other charges in the time provided above, but subject to the exceptions described above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay such amounts so expended by Bank immediately upon demand, together with interest at the Default Interest Rate set forth in Section 6 of the Pricing Addendum (as defined in the Credit Agreement).

2.6     Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause, except to the extent the failure to take such action could not reasonably be expected to have a Material Adverse Effect. Debtor has and will maintain at all times insurance which complies with the terms of the Credit Agreement.  Debtor will deliver to Bank , upon reasonable request of Bank, evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain insurance in accordance with the terms of the Credit Agreement, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all reasonable amounts so expended to Bank immediately upon demand, together with interest at the Default Interest Rate set forth in Section 6 of the Pricing Addendum (as defined in the Credit Agreement).

2.7     Debtor represents and warrants that: (a) each Account Receivable owned by such Debtor is valid and enforceable without performance by Debtor of any act; (b) each account balance, represented to Bank as due and owing, are in fact owing; (c) except to the extent permitted by the Loan Documents, there are no setoffs, recoupments, credits, contra accounts, counterclaims or defenses against any Accounts Receivable; (d) as to any Account Receivable represented by a note, trade acceptance, draft or other instrument or by any chattel paper or document, the same have been or will be upon the request of Bank, endorsed and/or delivered by Debtor to Bank, provided that Debtor shall not be required to deliver any promissory notes held by it’s loan servicers on it behalf; (e) Debtor has not received with respect to any Account Receivable, any notice of the death of the related account debtor, nor of the dissolution, liquidation, termination of existence, insolvency, business failure, appointment of a receiver for, assignment for the benefit of creditors by, or filing of a petition in bankruptcy by or against, the account debtor; and (f) as to each Account Receivable, except as may be expressly permitted by Bank to the contrary in another document, the account debtor is not an affiliate of Debtor, the United States of America or any department, agency or instrumentality of it, or a citizen or resident of any jurisdiction outside of the United States. Debtor will do all acts and will execute all writings reasonably requested by Bank to perform, enforce performance of, and collect all Accounts Receivable. Debtor shall neither make nor permit any modification, compromise or substitution for any Account Receivable without the prior written consent of Bank, except in the ordinary course of Debtor’s business, consistent with such Debtor’s practice prior to the date hereof.  Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of an Event of Default, Bank may at any time and from time to time verify Accounts Receivable directly with account debtors or by other methods acceptable to Bank without notifying Debtor. Debtor agrees, at Bank’s request, to arrange or cooperate with Bank in arranging for verification of Accounts Receivable.

2.8     Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment (“Environmental Laws”), except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

2.9     If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor’s designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank’s security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. Any proceeds of Collateral coming into Debtor’s possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral.  With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Bank’s security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Debtor will upon demand of Bank deliver possession of same in pledge to Bank, provided that Debtor shall not be required to deliver any promissory notes held by it’s loan servicers on its behalf.

2.10   At any time and without notice, Bank may, as to Collateral other than Equipment, Fixtures or Inventory: (1) subject to all applicable cure or grace periods, upon the occurrence of a Default or an Event of Default (a) cause any or all of such Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of such collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting such Collateral, and deposit or surrender control of such Collateral, and accept other property in exchange for such Collateral and hold or apply the property or money so received pursuant to this Agreement; and (2) whether or not a Default or an Event of Default has occurred, take such actions in its own name or in Debtor’s name as Bank, in its sole discretion, deems necessary or appropriate to establish exclusive control (as defined in the UCC) over any Collateral of such nature that perfection of the Bank’s security interest may be accomplished by control.

2.11   Subject to the terms of the Loan Documents, Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

2.12   Debtor authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of Debtor of the kind pledged hereunder, and (ii) contain any other information required by the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor, if applicable.  Any such financing statements may be filed at any time in any jurisdiction.  Debtor shall from time to time endorse and deliver to Bank, at the request of Bank, all present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents, provided that Debtor shall not be required to deliver any promissory notes held by it’s loan servicers on its behalf.  Debtor shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses to perfect its security interest by possession in addition to the filing of a financing statement.  Where Collateral is in possession of a third party bailee, Debtor shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, and (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in the UCC) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank.  Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper, except with respect to promissory notes held by it’s loan servicers on its behalf.  Debtor from time to time may deposit with Bank specific cash collateral to secure specific Indebtedness; Debtor authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by Debtor or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Indebtedness are outstanding.

2.13   Debtor agrees that no security or guarantee now or later held by Bank for the payment of any Indebtedness, whether from any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional pledge of Debtor under this Agreement, and Bank, at its reasonable discretion, without notice to the undersigned, may release, exchange, modify, enforce and otherwise deal with any security or guaranty without affecting in any manner the unconditional pledge of Debtor under this Agreement.  Debtor acknowledges and agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, or to obtain any guaranty to secure payment of the Indebtedness, and Debtor is not relying upon any guaranty which Bank has or may have or assets in which Bank has or may have a lien or security interest for payment of the Indebtedness.

2.14   Debtor agrees to reimburse Bank for all Bank Expenses in accordance with the terms of the Credit Agreement.

3.     Collection of Proceeds.

3.1     Each Debtor agrees to collect and enforce payment of all Collateral in accordance with the terms of such Collateral. Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of Default or an Event of Default, immediately upon notice to any Debtor by Bank and at all times after that, each Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which any Debtor now or later has regarding Collateral. Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of Default or an Event of Default, immediately upon and after such notice, each Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of any Debtor in the Collateral, in the form received by such Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in each Debtor’s possession or later coming into each Debtor’s possession through enforcement of any Debtor’s rights or interests in the collateral.  Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of Default or an Event of Default, each Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of each Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank.  Each Debtor agrees to take all steps reasonably deemed necessary by Bank to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3.1 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

3.2     Subject to the terms of the Credit Agreement, all items or amounts which are delivered by or for the benefit of any Debtor to Bank on account of partial or full payment of, or with respect to, any Collateral shall be applied to the payment of the Indebtedness, whether then due or not, in such order or at such time of application as Bank may determine in its sole discretion.  Each Debtor agrees that Bank shall not be liable for any loss or damage which any Debtor may suffer as a result of Bank’s processing of items or its exercise of any other rights or remedies under this Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party arising out of or in connection with the processing of items or the exercise of any other rights or remedies under this Agreement, except to the extent (but only to the extent) caused by Bank’s gross negligence or willful misconduct.

4.     Defaults, Enforcement and Application of Proceeds.

4.1     The occurrence of any Event of Default, as that term is defined in the Credit Agreement, shall be an Event of Default under this Agreement

4.2     Subject to all applicable grace or cure periods, upon the occurrence and during the continuance of any Event of Default, Bank may at its discretion and without prior notice to any Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any one or more of the following rights and remedies:

(a)       Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the UCC and other applicable law;

(b)       Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

(c)       Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

(d)       Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to any Debtor under, applicable law are expressly waived by each Debtor to the fullest extent permitted.

At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtors with respect to that Collateral. At any sale or other disposition of the Collateral pursuant to this Section 4.2, Bank disclaims all warranties which would otherwise be given under the UCC, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Bank may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

Each Debtor acknowledges and agrees that payment or satisfaction by a guarantor of the Indebtedness owing by Debtors to Bank, shall not affect, diminish or impair Bank’s rights to commence or continue the exercise of its rights and remedies with respect to the Collateral, except to the extent that the Indebtedness has been indefeasibly paid in full.  Debtor further acknowledges and agrees that it is a material inducement to Bank to extend credit to Borrower and its affiliates, that Bank be entitled to so commence or continue the exercise of its rights and remedies with respect to the Collateral, notwithstanding any payments by one or more guarantors, other than if the Indebtedness has been indefeasibly paid in full, such that Bank may hold the proceeds of any such exercise of rights and remedies as additional cash collateral for unmatured or contingent obligations or liabilities of Debtors to Bank (including those arising under any guaranty executed by any Debtor in favor of Bank).

4.3     Each Debtor shall at the request of Bank, notify the account debtors or obligors of Bank’s security interest in the Collateral and, subject to all applicable cure or grace periods, upon the occurrence and during the continuance of an Event of Default, direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default, so notify and direct any account debtor or obligor. At the request of Bank, whether or not an Event of Default shall have occurred, each Debtor shall immediately take such actions as the Bank shall request to establish exclusive control (as defined in the UCC) by Bank over any Collateral which is of such a nature that perfection of a security interest may be accomplished by control.

4.4     The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all Bank Expenses, and all expenses authorized by the UCC; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, second to principal, third to remaining Indebtedness then due, fourth, to Bank to cash secure and cash collateralize obligations in respect of Indebtedness not yet due or contingent Indebtedness (including contingent obligations under guaranties in favor of Bank), and the surplus, if any, after the indefeasible payment in full, in cash of all Indebtedness, and after and after the payment by Bank of any other amount required by any provision of law, including Section 9608(a)(1) of the UCC shall be paid over to Parent or to such other person(s) as may be entitled to it under applicable law or as a court of competent jurisdiction may direct.  With respect to any cash collateral to secure such unmatured or contingent Indebtedness; each Debtor authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any request by any Debtor or any other Person to pay or otherwise transfer any part of such balances for so long as the Indebtedness remains outstanding.  Each Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.  Each Debtor agrees that Bank shall be under no obligation to accept any noncash proceeds in connection with any sale or disposition of Collateral unless failure to do so would be commercially unreasonable. If Bank agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Bank may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Bank may apply any discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Bank.

4.5     Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by any Debtor. Except to the extent set forth in Section 7.5 of the Credit Agreement, nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between any Debtor, or any Guarantor and Bank.

4.6     No waiver of default or consent to any act by any Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

4.7     Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of an Event of Default (except as otherwise indicated), each Debtor (a) irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtors (with full power of substitution) in the name, place and stead of, and at the expense of, Debtors and (b) authorizes Bank or any agent of Bank, in its own name, at Debtors’ expense, to do any of the following, as Bank, in its sole discretion, deems appropriate:

(i)        to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due on any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;

(ii)       whether or not an Event of Default has occurred or is continuing, to execute and file in the name of and on behalf of each Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

(iii)      to do and perform any act on behalf of each Debtor permitted or required under this Agreement.

4.8     Subject to all applicable cure or grace periods, upon the occurrence and during the continuance of an Event of Default, each Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and such Debtor.

4.9     The following shall be the basis for any finder of fact’s determination of the value of any Collateral which is the subject matter of a disposition giving rise to a calculation of any surplus or deficiency under the UCC: (a) The Collateral which is the subject matter of the disposition shall be valued in an “as is” condition as of the date of the disposition, without any assumption or expectation that such Collateral will be repaired or improved in any manner; (b) the valuation shall be based upon an assumption that the transferee of such Collateral desires a resale of the Collateral for cash promptly (but no later than 30 days) following the disposition; (c) all reasonable and documented closing costs customarily borne by the seller in commercial sales transactions relating to property similar to such Collateral shall be deducted including, without limitation, brokerage commissions, tax prorations, reasonable attorney’s fees, whether inside or outside counsel is used, and marketing costs; (d) the value of the Collateral which is the subject matter of the disposition shall be further discounted to account for any estimated holding costs associated with maintaining such Collateral pending sale (to the extent not accounted for in (c) above), and other maintenance, operational and ownership expenses; and (e) any expert opinion testimony given or considered in connection with a determination of the value of such Collateral must be given by persons having at least 5 years experience in appraising property similar to the Collateral and who have conducted and prepared a complete written appraisal of such Collateral taking into consideration the factors set forth above. The “value” of any such Collateral shall be a factor in determining the amount of proceeds which would have been realized in a disposition to a transferee other than a secured party, a person related to a secured party or a secondary obligor under the UCC.

5.     Miscellaneous.

5.1     Until Bank is advised in writing by Parent to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtors at the following address:

c/o BRIDGEPOINT EDUCATION, INC.

13500 Evening Creek Drive North, Suite 600

San Diego, California  92128

Attn:  Chief Financial Officer

FAX:  (858) 408-2903

5.2     Each Debtor will notify Bank promptly, but in any event within thirty (30) days after any such Debtor changes its chief executive office, principal place of business, and/or location, other than in the ordinary course of business, of any material Collateral, but the giving of this notice shall not cure any Event of Default caused by this change, if any Event of Default would result therefrom.

5.3     Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4     Subject to the terms of the Loan Documents, Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. Subject to the terms of the Loan Documents, in connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to any Debtor, the Indebtedness or this Agreement, however obtained.  Subject to the terms of the Loan Documents, each Debtor further agrees that Bank may provide information relating to this Agreement or relating to any Debtor or the Indebtedness to the Bank’s parent, affiliates, subsidiaries, and service providers.

5.5     In addition to Bank’s other rights, any indebtedness owing from Bank to any Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone. Any such action shall not constitute acceptance of collateral in discharge of any portion of the Indebtedness, except to the extent of the amount so set off.

5.6     Each Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from any other person, or otherwise comply with the provisions of Section 9.504 of the UCC in effect prior to July 1, 2001 or its successor provisions thereafter; or (c) pursue any other remedy in the Bank’s power. Each Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may to the extent permitted by the terms of the Loan Documents, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit any other person to incur additional Indebtedness, all without notice to any Debtor and without affecting in any manner the unconditional obligation of Debtors under this Agreement.  Each Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of any Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from any Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.7     Reserved.

5.8     In the event that applicable law shall obligate Bank to give prior notice to any Debtor of any action to be taken under this Agreement, each Debtor agrees that a written notice given to Parent at least ten days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Parent or Bank, as the case may be, or when placed in an envelope addressed to Parent or Bank, as the case may be, and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

5.9     Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against each Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, each Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of any Debtor to do so shall not affect in any way the reinstatement or continuation.

5.10   This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank’s successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind each Debtor and the heirs, legal representatives, successors, and assigns of each Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by any Debtor.

5.11   If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

5.12   Capitalized terms not otherwise defined herein shall have the meanings given to those terms in the Credit Agreement.  Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Division 9 (or, absent definition in Division 9, in any other Division) of the UCC, as those meanings may be amended, supplemented, revised or replaced from time to time.  Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.13   No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. The Loan Documents constitute the entire agreement of

Debtors and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by each Debtor and an authorized officer of Bank. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

5.14   To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5.15   Each Debtor represents and warrants that Debtor’s exact name is the name set forth on the signature pages to this Agreement.  The respective Debtors further represent and warrant the following:

Parent is a corporation duly incorporated under the laws of the State of Delaware. BEREH is a limited liability company duly organized under the laws of the State of Iowa.  Ashford is a limited liability company duly organized under the laws of the State of Iowa.  UOR is a limited liability company duly organized under the laws of the State of Colorado.  Waypoint is a limited liability company duly organized under the laws of the State of Delaware

5.16   A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the UCC and may be filed by Bank in any filing office.

5.17   This Agreement and all obligations of Debtors hereunder shall be released and terminated when all of the Indebtedness has been indefeasibly paid in full and when Bank has no obligation to make any credit extension under any Loan Document.  Without limiting the foregoing, but subject to the last sentence of this Section 5.17, all covenants, representations and warranties made in any Loan Document shall continue in full force and effect so long as any Indebtedness (including Indebtedness under guaranties delivered by any Debtor in favor of Bank) remains outstanding or Bank has any obligation to make any credit extension to any Loan Party.  The representations and warranties contained in this Agreement shall be deemed to be continuing representations and warranties during the entire life of this Agreement, subject to (a) changes reflected in a Schedule delivered to Bank in accordance with the Credit Agreement promptly following any such changes, so long as Bank has consented to such changes (which consent shall not be unreasonably withheld), or (b) such changes as are otherwise permitted by this Agreement or the other Loan Documents.

5.18   Each Debtor agrees to reimburse the Bank for any and all Bank Expenses in accordance with the terms of the Credit Agreement.

6.       DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

[Balance of Page Intentionally Left Blank]

7.             Special Provisions Applicable to this Agreement. (*None, if left blank)

COMERICA BANK		BRIDGEPOINT EDUCATION, INC.,
a Delaware corporation

By:	/s/ Steve J. Stuckey	By:	/s/ Daniel J. Devine
Daniel J. Devine
Title:	SVP		Chief Financial Officer

BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC, an Iowa limited liability company

		By:	Bridgepoint Education, Inc.
a Delaware Corporation
		Its:	Sole Member

			By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

ASHFORD UNIVERSITY, LLC, an Iowa limited liability company

		By:	Bridgepoint Education, Inc.
a Delaware Corporation
		Its:	Sole Member

			By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

UNIVERSITY OF THE ROCKIES, LLC, a Colorado limited liability company

		By:	Bridgepoint Education, Inc.
a Delaware Corporation
		Its:	Sole Member

			By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

WAYPOINT OUTCOMES, LLC, a Delaware limited liability company

		By:	Bridgepoint Education, Inc.
a Delaware Corporation
		Its:	Sole Member

			By:	/s/ Daniel J. Devine
Daniel J. Devine
Chief Financial Officer

DEBTOR:                                             BRIDGEPOINT EDUCATION, INC.

SECURED PARTY:                         COMERICA BANK

SCHEDULE A

COLLATERAL DESCRIPTION ATTACHMENT

All personal property of BRIDGEPOINT EDUCATION, INC. (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California UCC, as amended or supplemented from time to time, including revised Division 9 of the UCC-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

DEBTOR:                                             BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC

SECURED PARTY:                         COMERICA BANK

SCHEDULE A

COLLATERAL DESCRIPTION ATTACHMENT

All personal property of BRIDGEPOINT EDUCATION REAL ESTATE HOLDINGS, LLC (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California UCC, as amended or supplemented from time to time, including revised Division 9 of the UCC-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

DEBTOR:                                             ASHFORD UNIVERSITY, LLC

SECURED PARTY:                         COMERICA BANK

SCHEDULE A

COLLATERAL DESCRIPTION ATTACHMENT

All personal property of ASHFORD UNIVERSITY, LLC (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California UCC, as amended or supplemented from time to time, including revised Division 9 of the UCC-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

DEBTOR:                                             UNIVERSITY OF THE ROCKIES, LLC

SECURED PARTY:                         COMERICA BANK

SCHEDULE A

COLLATERAL DESCRIPTION ATTACHMENT

All personal property of UNIVERSITY OF THE ROCKIES, LLC (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California UCC, as amended or supplemented from time to time, including revised Division 9 of the UCC-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.

DEBTOR:                                             WAYPOINT OUTCOMES, LLC

SECURED PARTY:                         COMERICA BANK

SCHEDULE A

COLLATERAL DESCRIPTION ATTACHMENT

All personal property of WAYPOINT OUTCOMES, LLC (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:

(a)           all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records;

(b)           all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America or in any foreign jurisdiction, obtained or to be obtained on or in connection with any of the foregoing, or any parts thereof or any underlying or component elements of any of the foregoing, together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of copyright;

(c)           all trademarks, service marks, trade names and service names and the goodwill associated therewith, together with the right to trademark and all rights to renew or extend such trademarks and the right (but not the obligation) of Secured Party to sue in its own name and/or in the name of the Debtor for past, present and future infringements of trademark;

(d)           all (i) patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein, (ii) licenses pertaining to any patent whether Debtor is licensor or licensee, (iii) income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) right (but not the obligation) to sue in the name of Debtor and/or in the name of Secured Party for past, present and future infringements thereof, (v) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (vi) reissues, divisions, continuations, renewals, extensions and continuations-in-part with respect to any of the foregoing; and

(e)           any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefore or for any right to payment.  All terms above have the meanings given to them in the California UCC, as amended or supplemented from time to time, including revised Division 9 of the UCC-Secured Transactions, added by Stats. 1999, c.991 (S.B. 45), Section 35, operative July 1, 2001.